Summary Prospectus June 30, 2010

MassMutual Select Funds

MassMutual Select PIMCO Total Return Fund

Ticker: Class Z–MSPZX, Class S–MSPSX, Class Y–MSPHX, Class L–MSPLX, Class A–MSPGX, Class N–MSPNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 20 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.35%	.35%	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses(1)	.24%	.39%	.51%	.59%	.44%	.44%
Interest Expense	.18%	.18%	.18%	.18%	.18%	.18%
Remainder of Other Expenses	.06%	.21%	.33%	.41%	.26%	.26%
Total Annual Fund Operating Expenses	.59%	.74%	.86%	.94%	1.04%	1.29%
(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Z	$60	$189
Class S	$76	$237
Class Y	$88	$274
Class L	$96	$300
Class A	$576	$790
Class N	$231	$409
Class N (no redemption)	$131	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income securities and other debt instruments of domestic and foreign entities. Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income securities and reverse repurchase agreements on fixed income securities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest up to 30% of its total assets in non-U.S. dollar-denominated securities of these entities, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar- denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 15% of its total assets in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates; use of these transactions may create investment leverage. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging or investment purposes as a substitute for investing directly in securities, including for purposes of enhancing returns. The Fund may invest up to 10% of its total assets in preferred stocks. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers and other financial intermediaries. The Fund may sell securities short for hedging or investment purposes.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s, BBB or higher by Standard & Poor’s or Fitch, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 10% of the portfolio in below investment grade securities (“junk bonds”). In the event that a security is downgraded after its purchase by the Fund, the Fund’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), may continue to hold such security on behalf of the Fund if PIMCO determines that it is in the best interest of the Fund and continues to be consistent with the Fund’s investment objective. The Fund may invest in domestic and foreign issuer loans, which are business loans that generally are arranged through private negotiations between a borrower and several financial institutions, and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund’s average portfolio duration is normally expected to be within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of May 31, 2010 was 4.5 years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

PIMCO employs an investment approach that attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Although PIMCO may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Leveraging Risk Instruments and transactions, including derivatives and repurchase transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Loan Participation Risk The Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Loans in which the Fund may participate may have characteristics of lower-rated securities, which are commonly known as “junk bonds.”

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk bonds,” have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage-and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The Fund had not begun operations as of the date of this prospectus, and therefore has no performance history. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Pacific Investment Management Company LLC

Portfolio Manager: William H. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.